INVESTEC FUNDS

                         SUPPLEMENT DATED MARCH 15, 2002
                     TO THE PROSPECTUS DATED APRIL 26, 2001
--------------------------------------------------------------------------------

Effective March 18, 2002, U.S. Bancorp Fund Services, LLC will take over the transfer agency role for your account(s) in the Funds. Fund operations will not be affected in any way, however, all correspondence, purchases by check and written redemption requests should be mailed to the address noted below. Payment by wire transfer should be made according to the instructions below.

Mail
To purchase by mail, you should:

o    Complete and sign the account application;
o    To open a regular account, write a check payable to: "Investec Funds";
o To open a retirement account, write a check payable to the custodian or trustee;
o Send your account application and check or exchange request to one of the following addresses:

Regular Mail:                           Overnight Mail:
Investec Funds                          Investec Funds
c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                            615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53201-0701               Milwaukee, WI  53202

Bank Wiring Instructions
To purchase by wire, call the Transfer Agent at (800) 915-6566 between 9 a.m. and 4 p.m. Eastern Time on a business day to get an account number and detailed instructions. You must then provide the Transfer Agent with an original signed application within 10 business days of the initial purchase. Instruct your bank to send the wire to:

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA # 042000013
Credit: U.S. Bancorp Fund Services
Account #112-952-137
Further Credit: Investec Funds
(Shareholder Account #, Shareholder Name)

Also effective March 18, 2002, the money market fund exchange vehicle will change for the Investec Funds. Please supplement the appropriate portions of the "Purchasing, Exchanging & Selling" information appearing on page 37 of your Prospectus with the following:

First American Prime Obligations Fund
Investec does not operate a money market fund; however you may purchase or exchange shares of the First American Prime Obligations Fund through Investec. U.S. Bancorp Asset Management, Inc. advises the First American Prime Obligations Fund. Their address is 800 Nicollet Mall, Minneapolis, Minnesota 55402. You may only purchase shares of First American Prime Obligations Fund if it is available to residents of the state in which you reside. Please read the prospectus of the First American Prime Obligations Fund before you decide to invest. You may request a First American Prime Obligations Fund prospectus by calling (800) 915-6566.

How To Purchase Shares
You may purchase shares of any Investec Fund or the First American Prime Obligations Fund by mail, wire or auto-buy. You may exchange shares of any Investec Fund for shares of another Investec Fund or the First American Prime Obligations Fund by mail or phone. A broker may charge you a transaction fee for making a purchase for you.


Please retain this Supplement with your Prospectus for future reference.